     As filed with the Securities and Exchange Commission on August 4, 1999
                                               Registration No. ________________
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                             ----------------------

                              CLEVELAND-CLIFFS INC
             (Exact Name of Registrant as Specified in Its Charter)


               OHIO                                      34-1464672
   (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
of Incorporation or Organization)

                          18th Floor, Diamond Building
                1100 Superior Avenue, Cleveland, Ohio 44114-2589
           (Address of Principal Executive Offices Including Zip Code)

                 CLEVELAND-CLIFFS INC 1992 INCENTIVE EQUITY PLAN
   (AS AMENDED AND RESTATED AS OF MAY 13, 1997) AS AMENDED AS OF MAY 11, 1999
                            (Full Title of the Plan)

                              John E. Lenhard, Esq.
                     Secretary and Associate General Counsel
                              Cleveland-Cliffs Inc
                          18th Floor, Diamond Building
                              1100 Superior Avenue
                           Cleveland, Ohio 44114-2589
                     (Name and Address of Agent For Service)
                                 (216) 694-5700
          (Telephone Number, Including Area Code, of Agent For Service)

                                       CALCULATION OF REGISTRATION FEE
==================================================================================================================
Title of                   Amount to be             Proposed Maxi-           Proposed Maxi-           Amount of
Securities to              Registered (1)           mum Offering             mum Aggregate            Registration
be Registered                                       Price Per Share (2)      Offering Price (2)       Fee
------------------------------------------------------------------------------------------------------------------
Common Shares, par value
$1.00 per share(3)         550,000                  $31.88                   $17,534,000              $4,874.45
==================================================================================================================

(1) Pursuant to Rule 416 of the Securities Act of 1933 ("Securities Act"), this Registration Statement also covers such additional Common Shares, par value $1.00 per share ("Common Shares"), as may become issuable pursuant to the anti-dilution provisions of the Cleveland-Cliffs Inc 1992 Incentive Equity Plan (As Amended and Restated as of May 13, 1997) As Amended as of May 11, 1999 ("Plan").

(2) Estimated solely for calculating the amount of the registration fee, pursuant to paragraphs (c) and (h) of Rule 457 of the General Rules and Regulations under the Securities Act, on the basis of the average of the high and low sale prices of such securities on the New York Stock Exchange on July 30, 1999, within five business days prior to filing.

(3) One common share purchase right (a "Right") will also be issued with respect to each Common Share. The terms of the Rights are described in the Form 8-A filed by the Registrant on September 19, 1997.


                         Exhibit Index Appears on Page 4

                               Page 1 of 7 Pages

                                     Part II

         Pursuant to General Instruction E to Form S-8, the contents of Registration Statement No. 33-48357 on Form S-8 as filed by Cleveland-Cliffs Inc (the "Registrant") with the Securities and Exchange Commission ("SEC") on June 4, 1992, which was also incorporated by reference in Registration Statement No. 333-30391 as filed with the SEC on June 30, 1997, is incorporated herein by reference.

Item 8.  Exhibits
         --------

         4(a) Articles of Incorporation, as amended, of the Registrant (filed as Exhibit 3(a) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1995 and incorporated herein by reference).

         4(b) Regulations of the Registrant (filed as Exhibit 3(b) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1995 and incorporated herein by reference).

         4(c) Cleveland-Cliffs Inc 1992 Incentive Equity Plan (As Amended and Restated as of May 13, 1997) (filed as Appendix A to the Registrant's Proxy Statement dated March 24, 1997 and incorporated herein by reference).

         4(d) Amendment to the Cleveland-Cliffs Inc 1992 Incentive Equity Plan (As Amended and Restated as of May 13, 1997), effective as of May 11, 1999 (filed as Appendix A to the Registrant's Proxy Statement dated March 22, 1999 and incorporated herein by reference).

         4(e) The Registrant's Form 8-A with respect to the Rights (filed on September 19, 1997 and incorporated herein by reference).

         4(f) Rights Agreement, dated September 19, 1997 between the Registrant and First Chicago Trust Company of New York (filed as Exhibit 4.1 to the Registrant's Form 8-K filed on September 19, 1997 and incorporated herein by reference).

         5       Opinion of Counsel.

         23(a)   Consent of Independent Auditors.

         23(b)   Consent of Counsel (included in Exhibit 5).

         24      Power of Attorney.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Cleveland, State of Ohio, on August 4, 1999.

                           CLEVELAND-CLIFFS INC



                   By:     /s/  John S. Brinzo
                           -----------------------------------------------------
                           John S. Brinzo, President and Chief Executive Officer

                               Page 2 of 7 Pages

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                Signature                                    Title                                    Date
                ---------                                    -----                                    ----

*                                           President and Chief Executive Officer                 August 4, 1999
----------------------                      and Director (Principal Executive
J. S. Brinzo                                Officer)

*                                           Senior Vice President-Finance                         August 4, 1999
----------------------                      (Principal Financial Officer)
C. B. Bezik

*                                           Controller (Principal Accounting                      August 4, 1999
----------------------                      Officer)
R. J. Leroux

*                                           Director                                              August 4, 1999
----------------------
R. C. Cambre

*                                           Director                                              August 4, 1999
----------------------
R. S. Colman

*                                           Director                                              August 4, 1999
----------------------
J. D. Ireland, III

*                                           Director                                              August 4, 1999
----------------------
G. F. Joklik

*                                           Director                                              August 4, 1999
----------------------
L. L. Kanuk

*                                           Director                                              August 4, 1999
----------------------
F. R. McAllister

*                                           Director                                              August 4, 1999
----------------------
J. C. Morley

*                                           Director                                              August 4, 1999
----------------------
S. B. Oresman

*                                           Director                                              August 4, 1999
----------------------
A. Schwartz

         * John E. Lenhard, the undersigned attorney-in-fact, by signing his name hereto, does hereby sign and execute this Registration Statement on behalf of the above indicated officers and directors thereof (constituting a majority of the directors) pursuant to a power of attorney filed with the Securities and Exchange Commission.


 August 4, 1999                       By:      /s/  John E. Lenhard
                                              ---------------------------------
                                              John E. Lenhard, Attorney-in-Fact

                               Page 3 of 7 Pages

                                  EXHIBIT INDEX


         4(a) Articles of Incorporation, as amended, of the Registrant (filed as Exhibit 3(a) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1995 and incorporated herein by reference).

         4(b) Regulations of the Registrant (filed as Exhibit 3(b) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1995 and incorporated herein by reference).

         4(c) Cleveland-Cliffs Inc 1992 Incentive Equity Plan (As Amended and Restated as of May 13, 1997) (filed as Appendix A to the Registrant's Proxy Statement dated March 24, 1997 and incorporated herein by reference).

         4(d) Amendment to the Cleveland-Cliffs Inc 1992 Incentive Equity Plan (As Amended and Restated as of May 13, 1997), effective as of May 11, 1999 (filed as Appendix A to the Registrant's Proxy Statement dated March 22, 1999 and incorporated herein by reference).

         4(e) The Registrant's Form 8-A with respect to the Rights (filed on September 19, 1997 and incorporated herein by reference).

         4(f) Rights Agreement, dated September 19, 1997 between the Registrant and First Chicago Trust Company of New York (filed as Exhibit 4.1 to the Registrant's Form 8-K filed on September 19, 1997 and incorporated herein by reference).

         5       Opinion of Counsel.

         23(a)   Consent of Independent Auditors.

         23(b)   Consent of Counsel (Included in Exhibit 5).

         24      Power of Attorney.

                               Page 4 of 7 Pages